UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required In Proxy Statement

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LIVANOVA PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIVANOVA PLC

(a public limited company having its registered office at 5 Merchant Square, London W2 1AY, United Kingdom and

incorporated in England and Wales with company number 09451374)

16 May 2016

Dear Shareholder:

2016 Annual General Meeting of Shareholders of LivaNova PLC (“LivaNova” or the “Company”)

You are invited to attend the 2016 Annual General Meeting of Shareholders of LivaNova, the first since the merger of Sorin S.p.A. and Cyberonics, Inc., to be held at 1:00 p.m. (British Summer Time) on Wednesday 15 June 2016 at the offices of Latham & Watkins (London) LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom. The accompanying notice of annual general meeting and proxy statement describes the meeting, the resolutions you will be asked to consider and vote upon and related matters.

Your vote is important, regardless of the number of shares that you own. Whether or not you intend to attend the Annual General Meeting, please vote as soon as possible to make sure that your shares are represented. You may vote via the internet, by telephone or by mail by signing, dating and returning your proxy card in the envelope provided. Instructions for holders of domestic depositary interests as to how to direct the depositary to vote the shares underlying such interests are set out in the accompanying proxy statement.

The Company’s board of directors considers that all of the resolutions to be put to the Annual General Meeting are in the best interests of the Company and its shareholders as a whole and are most likely to promote the success of the Company. The Company’s board of directors unanimously recommends that you vote “for” each of the proposed resolutions, as the board of directors intends to do in respect of their shareholdings, currently amounting to 0.21% of the issued share capital of the Company.

Thank you for your continued support of LivaNova.

Yours sincerely,

Daniel J. Moore

Chairman

THIS NOTICE OF ANNUAL GENERAL MEETING IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO ANY ASPECT OF THE PROPOSALS REFERRED TO IN THIS DOCUMENT, OR AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER AUTHORISED UNDER THE UK FINANCIAL SERVICES AND MARKETS ACT 2000, OR AN APPROPRIATELY QUALIFIED FINANCIAL ADVISER IF YOU ARE RESIDENT IN ANOTHER JURISDICTION.

IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR SHARES IN LIVANOVA PLC, PLEASE FORWARD THIS NOTICE AND THE ACCOMPANYING DOCUMENTS TO THE PURCHASER AND TRANSFEREE OR TO THE BROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

LIVANOVA PLC

(a public limited company having its registered office at 5 Merchant Square, London W2 1AY, United Kingdom and incorporated in England and Wales with company number 09451374)

NOTICE OF 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To the holders of Ordinary Shares of LivaNova PLC (“LivaNova” or the “Company”):

Notice is hereby given that the 2016 Annual General Meeting (the “Annual General Meeting”) of Shareholders of LivaNova will be held on Wednesday 15 June 2016 at 1:00 p.m. (British Summer Time) at the offices of Latham & Watkins (London) LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom (“UK”).

At the Annual General Meeting, you will be asked to vote on the resolutions contained in Proposals 1 to 10 below. The resolutions included in Proposals 1 to 9 will be proposed as ordinary resolutions and the resolution included in Proposal 10 will be proposed as a special resolution.

Certain of the proposals that shareholders of the Company will be asked to consider may not be familiar to them because, unlike many companies with shares traded on the NASDAQ Global Market, the Company is incorporated under the laws of England and Wales and subject to the UK Companies Act 2006 (the “Companies Act”). The Companies Act obligates the Company to propose certain matters to shareholders for approval that would generally not be subject to periodic approval by shareholders of companies incorporated in the United States, but would be considered routine items for approval by shareholders of companies incorporated in England and Wales.

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Proposal 1 – Ordinary resolution regarding the Company’s annual report and accounts

1.

To receive and adopt the Company’s audited UK statutory accounts for the period ended 31 December 2015, together with the reports of the directors and the auditors thereon (the “UK annual report and accounts”).

Proposal 2 – Ordinary resolution on the directors’ remuneration report

2.

To approve the directors’ remuneration report (excluding the directors’ remuneration policy, set out at pages 63 to 75 of the directors’ remuneration report) in the form set out in the Company’s UK annual report and accounts for the period ended 31 December 2015.

Proposal 3 – Ordinary resolution regarding the directors’ remuneration policy

3.

To approve the directors’ remuneration policy set out on pages 63 to 75 of the directors’ remuneration report in the form set out in the Company’s UK annual report and accounts for the period ended 31 December 2015, such policy to take effect immediately after the conclusion of the Annual General Meeting.

Proposal 4 – Ordinary resolution to re-appoint PricewaterhouseCoopers LLP as the company’s UK statutory auditor

4.

To re-appoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditor under the Companies Act to hold office from the conclusion of the Annual General Meeting until the conclusion of the next general meeting at which the annual report and accounts are laid.

Proposal 5 – Ordinary resolution to ratify independent registered public accountancy firm

5.	To ratify the appointment of PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm for the year ending 31 December 2016.

Proposal 6 – Ordinary resolution regarding the UK statutory auditor’s remuneration

6.

To authorise the directors and/or the Audit & Compliance Committee of the Company to determine the remuneration of PricewaterhouseCoopers LLP, in its capacity as the Company’s UK statutory auditor under the Companies Act.

Proposal 7 – Ordinary resolution regarding the form of share repurchase contract and repurchase counterparties

7.	To approve:

a.

the forms of share repurchase contracts (the “Share Repurchase Contracts”), copies of which are appended to the proxy statement accompanying this notice of Annual General Meeting, for the purchase by the Company of such number of its ordinary shares of £1.00 each (the “Ordinary Shares”) at such prices as may be agreed pursuant to the terms of a Share Repurchase Contract, and the directors of the Company be and are hereby authorised to enter into any Share Repurchase Contract negotiated and agreed with a Bank (as defined in subsection b below); and

b.

the counterparties with whom the Company may enter into a Share Repurchase Contract, being the counterparties (or their subsidiaries or affiliates from time to time) set out in the proxy statement accompanying this notice of Annual General Meeting (the “Banks”), provided that, unless previously renewed, varied or revoked by the Company at a general meeting, this authority shall expire on the fifth anniversary of the Annual General Meeting.

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Proposal 8 – Ordinary resolution regarding on-market purchases of shares

8.

Pursuant to and in accordance with section 701 of the Companies Act, to generally and unconditionally authorise the Company to make market purchases (within the meaning of section 693(4) of the Companies Act) of Ordinary Shares on such terms and in such manner as the directors of the Company shall determine from time to time, and, where such Ordinary Shares are held as treasury shares, the Company may use them for the purposes of its employee share plans, provided that:

a.	the maximum aggregate number of Ordinary Shares hereby authorised to be purchased is 4,906,883;

b.	the minimum price (exclusive of all expenses) which may be paid for an Ordinary Share is £1.00;

c.	the maximum price (exclusive of all expenses) which may be paid for an Ordinary Share is the higher of:

i.

105% of the average of the middle market quotations of an Ordinary Share as derived from the Daily Official List of the London Stock Exchange for the five business days prior to the day the purchase is made; and

ii.	that stipulated by article 5.1 of the Buy-back and Stabilisation Regulation (EC 2273/2003), which will be replaced by article 5 of the EU Market Abuse Regulation with effect from 3 July 2016;

d.

unless previously renewed, varied or revoked by the Company at a general meeting, this authority shall expire on 30 June 2017 or, if earlier, at the conclusion of the Company’s next annual general meeting; and

e.

the Company may, before this authority expires, make a contract to purchase Ordinary Shares that would or might be executed wholly or partly after the expiry of this authority, and may make purchases of Ordinary Shares pursuant to it as if this authority had not expired.

Proposal 9 – Ordinary resolution regarding electronic communications with shareholders

9.

To authorise the Company, subject to and in accordance with the provisions of the Companies Act, to send, convey or supply all types of notices, documents or information to shareholders by electronic means, including by making such notices, documents or information available on a website.

Proposal 10 – Special resolution regarding length of notice for general meetings

10.	To authorise the Company to call general meetings, other than an annual general meeting, on not less than 14 clear days’ notice.

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Proposal 11 – Other business

11.	To transact such other business as may properly come before the Annual General Meeting, or any adjournment or postponement thereof.

By order of the Board of Directors,

Brian Sheridan

Company Secretary

16 May 2016

The Company’s registered office is at 5 Merchant Square, London W2 1AY, United Kingdom

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Notes:

1.

Proposals 1, 2, 3, 4, 6, 7, 8, 9 and 10 are items that are required to be approved by shareholders periodically under the Companies Act and generally do not have an analogous requirement under United States laws and regulations. As such, while these proposals may be familiar and routine to shareholders accustomed to being shareholders of companies incorporated in England and Wales, other shareholders may be less familiar with these routine proposals and should review and consider each proposal carefully.

2.

In accordance with the Company’s articles of association (the “Articles”), all resolutions will be taken on a poll. Voting on a poll will mean that each Ordinary Share represented in person or by proxy will be counted in the vote.

3.

The resolutions included in Proposals 1 to 9 will be proposed as ordinary resolutions, which means that such resolutions must be passed by a simple majority of the total voting rights of shareholders who vote on such resolution, whether in person or by proxy. The results of the shareholder vote on the ordinary resolutions in Proposals 1 and 2 regarding receipt and approval of the UK annual report and accounts and approval of the directors’ remuneration report will not require the board of directors or any committee thereof to take (or refrain from taking) any action. The board of directors values the opinion of shareholders as expressed through such resolutions and will carefully consider the outcome of the resolutions on Proposals 1 and 2. The resolution included in Proposal 10 will be proposed as a special resolution, which means that such resolution must be passed by at least 75% of the total voting rights of shareholders who vote on such resolution, whether in person or by proxy.

4.	Explanatory notes regarding each of the proposals (and related resolutions) are set out in the relevant sections of the accompanying proxy statement.

5.

As explained in more detail in the accompanying proxy statement, “shareholders of record” are those persons registered in the register of members of the Company in respect of Ordinary Shares. If, however, Ordinary Shares are held for you in a stock brokerage account or by a broker, bank or other nominee, you are considered the “beneficial owner” of those Ordinary Shares.

6.

Beneficial owners of Ordinary Shares as of 26 April 2016 have the right to direct their broker or other agent on how to vote the Ordinary Shares in their account and are also invited to attend the Annual General Meeting. However, as beneficial owners are not shareholders of record of the relevant Ordinary Shares, they may not vote their Ordinary Shares at the Annual General Meeting unless they request and obtain a legal proxy from their broker or agent.

7.

In accordance with the provisions of the Companies Act, and in accordance with the Articles, only those persons entered on the register of members of the Company as at 6:00 p.m. (British Summer Time) on 13 June 2016 (or, if the Annual General Meeting is adjourned, 48 hours, excluding non-working days, prior to the adjourned meeting) will be entitled to attend and vote at the Annual General Meeting (or adjourned meeting) and they may only vote in respect of the number of Ordinary Shares registered in their name at that time. Changes to entries on the register of members of the Company after this time will be disregarded in determining the rights of any member to attend or vote at the Annual General Meeting (or adjourned meeting).

8.

Instructions for holders of domestic depositary interests as to how to direct the depositary to vote the Ordinary Shares underlying such interests and obtain a letter of representation from the depositary to enable them to attend, speak at and vote in respect of such underlying Ordinary Shares are set out in the accompanying proxy statement.

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9.	If you wish to attend the Annual General Meeting, please follow the procedures set out in the accompanying proxy statement.

10.

Any shareholder of record attending the Annual General Meeting has the right to ask questions. The Company must cause to be answered any questions put by a shareholder of record attending the meeting relating to the business being dealt with at the Annual General Meeting unless to do so would interfere unduly with the business of the meeting, be undesirable in the interests of the Company or the good order of the meeting, involve the disclosure of confidential information, or if the information has already been given on the Company’s website.

11.

In accordance with the provisions of the Companies Act, and in accordance with the Articles, a shareholder of record who is entitled to attend and vote at the Annual General Meeting is entitled to appoint another person as his or her proxy to exercise all or any of his or her rights to attend and to speak and vote at the Annual General Meeting and to appoint more than one proxy in relation to the Annual General Meeting (provided that each proxy is appointed to exercise the rights attached to a different Ordinary Share(s)). Such proxy need not be a shareholder of record, but must attend the Annual General Meeting and vote as the shareholder of record instructs for such vote to be counted. Further details regarding the process to appoint a proxy, and the deadlines therefore, are set out in the attached accompanying proxy statement.

12.

The results of the polls taken on the resolutions at the Annual General Meeting and any other information required by the Companies Act will be made available on the Company’s website as soon as reasonably practicable following the Annual General Meeting and for a period of two years thereafter.

13.	Information regarding the Annual General Meeting, including the information required by section 311A of the Companies Act, can be found at www.livanova.com.

14.

Recipients of this notice and the accompanying materials may not use any electronic address provided in this notice or such materials to communicate with the Company for any purposes other than those expressly stated.

Adoption of FRS 101 for 2016 and onwards

The Company is proposing that Financial Reporting Standard 101 ‘Reduced Disclosure Framework’ (“FRS 101”) be adopted for its individual financial statements for the year ending 31 December 2016, and on an ongoing basis until such time as it notifies shareholders of any change to its chosen accounting framework for its parent company financial statements. This will enable the Company to follow the same accounting recognition and measurement principles as for its consolidated group accounts, but present a reduced level of disclosure for individual accounts. After applying FRS 101, the results, financial position and disclosures are expected to be the same as, or follow closely, those reported under the current requirements. The Company’s individual financial statements will still be prepared to meet the requirements of the Companies Act, including giving a true and fair view of the Company’s assets, liabilities and financial position. The Company’s consolidated financial statements will continue to be prepared in accordance with European Union adopted International Financial Reporting Standards and applicable laws.

Before the Company can apply the reduced disclosure framework, it is required to inform its shareholders and provide a reasonable opportunity for its shareholders to object. A shareholder or shareholders holding in aggregate 5% or more of the total allotted shares in the Company may serve objections to the use of the disclosure exemptions by notifying the Company Secretary in writing at 5 Merchant Square, London W2 1AY, United Kingdom by 30 June 2016.

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Whether or not you plan to attend the Annual General Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or submit a proxy online at www.proxyvote.com or over the telephone. Please see the paragraph titled “How do I vote?” in the accompanying proxy statement for details of the deadline by which your proxy must be submitted. Instructions for holders of domestic depositary interests as to how to direct the depositary to vote the Ordinary Shares underlying such interests are also set out in the accompanying proxy statement. Returning the completed proxy card or submitting a proxy online or over the telephone does not deprive you of your right to attend the Annual General Meeting and to vote your Ordinary Shares in person. Please read the accompanying proxy statement carefully.

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Page

QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL GENERAL MEETING AND VOTING	2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	13

PROPOSAL 1 – ORDINARY RESOLUTION TO RECEIVE AND ADOPT THE COMPANY’S UK ANNUAL REPORT AND ACCOUNTS	17

PROPOSAL 2 – ORDINARY RESOLUTION ON THE DIRECTORS’ REMUNERATION REPORT	18

PROPOSAL 3 – ORDINARY RESOLUTION REGARDING THE DIRECTORS’ REMUNERATION POLICY	19

PROPOSAL 4 – ORDINARY RESOLUTION TO RE-APPOINT PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S UK STATUTORY AUDITOR	20

PROPOSAL 5 – ORDINARY RESOLUTION TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

PROPOSAL 6 – ORDINARY RESOLUTION TO AUTHORISE THE BOARD OF DIRECTORS AND/OR THE AUDIT & COMPLIANCE COMMITTEE TO DETERMINE THE COMPANY’S UK STATUTORY AUDITOR’S REMUNERATION	22

PROPOSAL 7 – ORDINARY RESOLUTION TO APPROVE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES	23

PROPOSAL 8 – ORDINARY RESOLUTION REGARDING ON-MARKET SHARE REPURCHASES	25

PROPOSAL 9 – ORDINARY RESOLUTION REGARDING ELECTRONIC COMMUNICATIONS WITH SHAREHOLDERS	26

PROPOSAL 10 – SPECIAL RESOLUTION REGARDING LENGTH OF NOTICE FOR GENERAL MEETINGS	27

SHAREHOLDERS’ REQUESTS UNDER SECTION 527 OF THE COMPANIES ACT	28

SHAREHOLDER PROPOSALS FOR 2017 ANNUAL GENERAL MEETING	28

DOCUMENTS AVAILABLE FOR INSPECTION	29

OTHER MATTERS	29

APPENDIX A FORM OF SHARE REPURCHASE CONTRACT	30

APPENDIX B RULE 10B5-1 REPURCHASE PLAN	33

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LivaNova PLC

5 Merchant Square

London W2 1AY

United Kingdom

Company number: 09451374

PROXY STATEMENT FOR THE 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS

ANNUAL GENERAL MEETING OF SHAREHOLDERS – WEDNESDAY 15 JUNE 2016

INFORMATION ABOUT THIS PROXY STATEMENT AND THE 2016 ANNUAL GENERAL MEETING

The board of directors of LivaNova PLC (“LivaNova” or the “Company”) is soliciting your proxy to vote at the 2016 Annual General Meeting of Shareholders (the “Annual General Meeting”) to be held at the offices of Latham & Watkins (London) LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom (“UK”) at 1:00 p.m. (British Summer Time) on Wednesday 15 June 2016, and at any adjournment or postponement thereof.

On 20 May 2016, we will have begun mailing this proxy statement, the accompanying proxy card and our 2015 UK annual report and accounts. Copies of these materials, along with our Transition Report on Form 10-K/T, as amended (“US Transition Report”), filed with the United States (“US”) Securities and Exchange Commission (“SEC”), may be accessed free of charge through our website (www.livanova.com). Requests for mailed copies of the US Transition Report may also be submitted to the Office of the Company Secretary of LivaNova at 5 Merchant Square, London W2 1AY, United Kingdom (exhibits will be furnished upon payment of a nominal fee, which fee will be limited to the expenses we incur in providing you with the requested exhibits).

LivaNova was formed, along with its wholly owned subsidiary, Cypher Merger Sub, Inc., a Delaware corporation (“Merger Sub”), on 20 February 2015 for the purpose of facilitating the business combination of Cyberonics, Inc., a Delaware corporation (“Cyberonics”), and Sorin S.p.A., a joint stock company organised under the laws of Italy and, prior the combination, the parent company to LivaNova (“Sorin”). On 19 October 2015, pursuant to the terms of a definitive transaction agreement entered into by LivaNova, Cyberonics, Sorin and Merger Sub, dated 23 March 2015, Sorin merged with and into LivaNova, with LivaNova continuing as the surviving company, immediately followed by the merger of Merger Sub with and into Cyberonics, with Cyberonics continuing as the surviving company and as a wholly owned subsidiary of LivaNova (together, the “Mergers”). In connection with the Mergers, each ordinary share of Sorin was converted into the right to receive 0.0472 ordinary shares, nominal value £1.00 per share, of LivaNova (“Ordinary Shares”), and each share of common stock of Cyberonics was converted into the right to receive one Ordinary Share of LivaNova. Based on the number of outstanding shares of Sorin and Cyberonics as of 19 October 2015, former Sorin and Cyberonics shareholders held approximately 46% and 54%, respectively, of LivaNova’s Ordinary Shares immediately after giving effect to the Mergers.

LivaNova now operates as the holding company of the combined businesses of Cyberonics and Sorin. Our Ordinary Shares are listed for trading on the NASDAQ Global Market (“NASDAQ”) and admitted to listing on the standard segment of the United Kingdom Financial Conduct Authority’s Official List and to trading on the Main Market of the London Stock Exchange plc (the “London Stock Exchange”) under the trading symbol “LIVN.”

QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL GENERAL MEETING AND VOTING

What is a proxy statement and what is a proxy?

A proxy statement is a document that the rules and regulations of the United States including the SEC require the Company to give to you when it asks you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation to another person to vote shares that you own. That other person is called a proxy. If you delegate someone as your proxy in a written document, that document is also called a proxy or proxy card.

Why did I receive these proxy materials?

The Company has delivered printed versions of the notice of Annual General Meeting, this proxy statement, proxy cards and the 2015 UK annual report and accounts of LivaNova (the “proxy materials”) to the Company’s shareholders of record as of 26 April 2016 (the “Record Date”) in connection with the solicitation of proxies for use at the Annual General Meeting, or at any adjournment or postponement thereof.

In addition, the Company has provided brokers, dealers, bankers, voting trustees and their nominees, at the Company’s expense, with additional copies of the proxy materials so that the Company’s shareholders of record can, as needed, supply these materials to the beneficial owners of shares as of the Record Date.

Copies of the proxy materials have also been supplied, at the Company’s expense, to the Depositary as issuer of the Domestic Depositary Interests (each as defined below under the heading “What is the difference between holding Ordinary Shares as a shareholder of record, as a beneficial owner and through Domestic Depositary Interests?”) to be supplied to the holders of Domestic Depositary Interests.

What matters will be presented for consideration at the Annual General Meeting?

Action will be taken at the Annual General Meeting with respect to the following proposals, each of which is described more fully below:

1.

The receipt and adoption of the Company’s audited UK statutory accounts for the period ended 31 December 2015, together with the reports of the directors and the auditors thereon (the “UK annual report and accounts”).

2.	The approval of the directors’ remuneration report (excluding the directors’ remuneration policy) in the form set out in the Company’s UK annual report and accounts.

3.

The approval of the directors’ remuneration policy set out in the directors’ remuneration report in the form set out in the Company’s UK annual report and accounts, which shall take effect immediately after the conclusion of the Annual General Meeting.

4.

The re-appointment of PricewaterhouseCoopers LLP as the Company’s UK statutory auditor under the Companies Act 2006 (the “Companies Act”) to hold office from the conclusion of the Annual General Meeting until the conclusion of the next general meeting at which the annual report and accounts are laid.

5.	The ratification of the appointment of PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm for the year ending 31 December 2016.

6.

The authorisation of the directors and/or the Audit & Compliance Committee of the Company to determine the remuneration of PricewaterhouseCoopers LLP, in its capacity as the Company’s UK statutory auditors under the Companies Act.

7.	The approval of the form of certain share repurchase contracts to be used for repurchases on NASDAQ and the counterparties with whom the Company may conduct such repurchase transactions.

8.	The authorisation of the Company to make market purchases of the Company’s ordinary shares on the London Stock Exchange.

9.	The authorisation of the Company to send notices, documents or information to shareholders by electronic means.

10.	The authorisation of the Company to call general meetings, other than the annual general meeting, on not less than 14 clear days’ notice.

Proposals 1, 2, 3, 4, 6, 7, 8, 9 and 10 are items that are required to be approved by shareholders periodically under the Companies Act and may not have an analogous requirement under United States laws or regulations. As such, while these proposals may be familiar to shareholders accustomed to being shareholders of companies incorporated in England and Wales, other shareholders may be less familiar with these common proposals and should review and consider each proposal carefully.

Will any other matters be decided at the Annual General Meeting?

At the date of this proxy statement, the Company does not know of any other matters to be raised at the Annual General Meeting other than those described in this proxy statement. If any other matters are, in accordance with the Companies Act, other applicable law or the Company’s articles of association (the “Articles”), properly presented for consideration at the Annual General Meeting, such matters will, subject to the Companies Act, the Articles and applicable law, be considered at the Annual General Meeting and the individuals named in the proxy card will vote on such matters in their discretion.

What is the difference between holding Ordinary Shares as a shareholder of record, as a beneficial owner and through Domestic Depositary Interests?

If a shareholder is registered on the register of members of the Company in respect of Ordinary Shares, nominal value £1.00 per share, they are considered, with respect to those Ordinary Shares, the shareholder of record. As of 12 May 2016, being the latest practicable date prior to publication of this proxy statement, the Company’s shareholders of record were Cede & Co., the nominee for the Depositary Trust Company (“DTC”), and 16 other shareholders of record. In order to become a shareholder of record of Ordinary Shares, a beneficial owner would need to take steps to withdraw the relevant Ordinary Shares from the DTC system. Beneficial owners are reminded that any transfer of the Ordinary Shares out of the DTC system will generally be subject to UK stamp duty or stamp duty reserve tax (“SDRT”) at a rate of 0.5% of any consideration, which is payable by the transferee of the Ordinary Shares (i.e. the beneficial owner into whose name the Ordinary Shares are transferred). In addition, if such Ordinary Shares are subsequently redeposited into the DTC system, the redeposit will attract UK stamp duty or SDRT at a higher 1.5% rate. Beneficial owners are, therefore, strongly discouraged from withdrawing their Ordinary Shares from the DTC system.

If your Ordinary Shares are held for you in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank or other nominee through whom you hold the Ordinary Shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Ordinary Shares by following the instructions for voting on the proxy card.

In addition, in connection with the admission to trading of the Ordinary Shares on the London Stock Exchange, the Company entered into depositary arrangements to enable holders to settle interests in Ordinary Shares through the CREST system without the need for the underlying Ordinary Shares to be withdrawn from the DTC system. Pursuant to these arrangements, certain persons hold dematerialised domestic depositary interests (“Domestic Depositary Interests”) issued by Computershare Investor Services PLC (the “Depositary”) which represent underlying Ordinary Shares on a one-for-one basis.

Who is entitled to vote at the Annual General Meeting?

In accordance with the Companies Act and the Articles, the board of directors has set 6:00 p.m. (British Summer Time) on 13 June 2016 as the time and date on which shareholders of record have to be recorded in the Company’s register of members in order to be entitled to vote at the Annual General Meeting. Therefore, if any other person, in addition to Cede & Co. and the other existing shareholders of record, becomes a shareholder of record in respect of Ordinary Shares on or prior to 6:00 p.m. (British Summer Time) on 13 June 2016, that shareholder of record would be entitled to vote at the Annual General Meeting in respect of those Ordinary Shares and any voting instructions previously submitted via a broker or other agent in respect of such Ordinary Shares would be treated as having been withdrawn. If the Annual General Meeting is adjourned, only shareholders of record who are entered in the Company’s register of members 48 hours, excluding non-working days, prior to the adjourned meeting shall be entitled to attend and vote at such adjourned meeting. Changes to entries on the register of members after such time will be disregarded in determining the rights of any shareholder of record to attend and vote at the Annual General Meeting, or adjourned meeting, as applicable.

Any corporation which is a shareholder of record may by resolution of its directors or other governing body authorise such person as it thinks fit to act as its representative at the Annual General Meeting and the person so authorised shall (on production of a certified copy of such resolution at the Annual General Meeting) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of the Company.

Beneficial owners of Ordinary Shares as of the Record Date have the right to direct their broker or other agent on how to vote the Ordinary Shares in their account. They are also invited to attend the Annual General Meeting. However, as beneficial owners are not shareholders of record of the relevant Ordinary Shares, they may not vote their Ordinary Shares at the Annual General Meeting unless they request and obtain a legal proxy from their broker or agent. The board of directors has set the Record Date for the Annual General Meeting as 26 April 2016, being 50 days prior to the date of the Annual General Meeting. This is the time and date on which persons had to be beneficial owners of Ordinary Shares in order to have the right to direct their broker or other agent as to how to vote the Ordinary Shares in their account.

Holders of Domestic Depositary Interests may instruct the Depositary as to how to exercise the votes attaching to the Ordinary Shares underlying such Domestic Depositary Interests by returning a completed form of instruction (the “DDI Form of Instruction”) to the Depositary. Alternatively, holders of Domestic Depositary Interests can vote using the CREST system. After the Depositary has received instructions on how to vote on the proposals from the holders of Domestic Depositary Interests, it will arrange for its custodian to complete a proxy card reflecting such instructions and send it to the transfer agent in accordance with the instructions under “How do I vote?” below.

What are the total voting rights in the Company?

As of 12 May 2016, being the last practicable date prior to the publication of this proxy statement, there were 49,068,828 Ordinary Shares in issue and entitled to vote. Each Ordinary Share is entitled to one vote on each matter properly brought before the Annual General Meeting. Therefore, the total voting rights in the Company as at 12 May 2016 are 49,068,828.

How do I vote if I am a shareholder of record?

If you are a shareholder of record who is entitled to attend and vote at the Annual General Meeting, you may vote your Ordinary Shares in person at the Annual General Meeting or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the Annual General Meeting. You may appoint more than one proxy in relation to the Annual General Meeting (provided that each proxy is appointed to exercise the rights attached to a different Ordinary Share(s)). Such proxy need not be a shareholder of record, but must attend the Annual General Meeting to represent you and must vote as you instruct for your vote to be counted.

You may appoint a proxy to vote on your behalf using one of the following methods:

•

by returning the proxy card, or other instrument appointing a proxy, completed in accordance with the instructions therein and signed to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States of America;

•	by submission via the internet by going to www.proxyvote.com and following the instructions provided; or

•	by telephone, using the number shown on the proxy card.

To be effective, the proxy appointment must be received by 1:00 p.m. (British Summer Time) on 13 June 2016.

Details of how to appoint the Chairman of the Annual General Meeting, or another person, as your proxy are set out in the proxy card.

Please sign the proxy card exactly as your name appears on the card. If a shareholder of record is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorised person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment. In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and seniority shall be determined by the order in which the names of the holders stand in the register of members.

The return of a completed proxy card, or the submission of proxy instructions via the internet or by telephone, will not prevent a shareholder of record from attending and voting at the Annual General Meeting. If you have appointed a proxy and attend the Annual General Meeting and vote in person, your proxy appointment will automatically be terminated.

If you properly give instructions as to your proxy appointment by executing and returning a paper proxy card or through the internet or by telephone, and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions.

If you are a shareholder of record and you execute and return a proxy card, but do not give instructions, your proxy will be voted as follows:

•	FOR the receipt and adoption of the Company’s UK annual report and accounts, by way of ordinary resolution;

•	FOR the approval of the directors’ remuneration report, by way of ordinary resolution;

•	FOR the approval of the directors remuneration policy, by way of ordinary resolution;

•	FOR the re-appointment of PricewaterhouseCoopers LLP as the Company’s UK statutory auditor, by way of ordinary resolution;

•	FOR the ratification of the appointment of PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm, by way of ordinary resolution;

•	FOR authorising the board and/or the Audit & Compliance Committee to determine the remuneration of PricewaterhouseCoopers LLP as the Company’s UK statutory auditor, by way of ordinary resolution;

•	FOR the approval of the form of share repurchase contracts and the counterparties through which the Company may conduct repurchases on NASDAQ, by way of ordinary resolution;

•	FOR the authorisation of the Company to make market purchases of Ordinary Shares on the London Stock Exchange, by way of ordinary resolution;

•	FOR the authorisation of the Company to deliver notices, documents or information to shareholders by electronic means, by way of ordinary resolution;

•	FOR the authorisation of the Company to call general meetings, other than an annual general meeting, on not less than 14 clear days’ notice, by way of special resolution; and

•	otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual General Meeting.

A properly submitted proxy marked “abstain”, although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of Ordinary Shares represented and entitled to vote at the Annual General Meeting, will not be treated as votes cast at the Annual General Meeting. Accordingly, an abstention is not a vote in law and will not be taken into account in determining the outcome on any of the resolutions.

If you have not received a proxy card and believe that you should have one, please contact your broker, bank or other nominee for more information.

We will distribute polling cards to any shareholders of record who want to vote in person at the Annual General Meeting.

How do I vote if I am a beneficial owner?

If you are a beneficial owner, you should follow the directions provided by your broker, bank or other nominee. You may submit instructions by telephone or through the internet to your broker, bank or other nominee, or request and return a paper proxy card to your broker, bank or other nominee.

If you are a beneficial owner and you wish to vote in person at the Annual General Meeting, you should obtain a legal proxy from your broker, bank or other nominee and present it to the scrutineers together with your polling card at the Annual General Meeting.

How do I vote if I am a holder of Domestic Depositary Interests?

If you are a holder of Domestic Depositary Interests, you should return a completed DDI Form of Instruction to the Depositary, Computershare Investor Services PLC, at The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom in the enclosed reply paid envelope or by facsimile to +44 (0) 370 703 6322 following the instructions therein. To be effective, the DDI Form of Instruction must be received by the Depositary by 1:00 p.m. (British Summer Time) on 10 June 2016.

Alternatively, holders of Domestic Depositary Interests in CREST may transmit voting instructions by utilising the CREST voting service in accordance with the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed a voting service provider, should refer to their CREST sponsor or voting service provider, who will be able to take appropriate action on their behalf. In order for instructions made using the CREST voting service to be valid, the appropriate CREST message (a “CREST Voting Instruction”) must be properly authenticated in accordance with Euroclear UK & Ireland’s (“Euroclear”) specifications and must contain the information required for such instructions, as described in the CREST Manual (available via www.euroclear.com/CREST).

To be effective, the CREST Voting Instruction must be transmitted so as to be received by the Company’s agent (ID: 3RA50) no later than 1:00 p.m. (British Summer Time) on 10 June 2016 (or, in the event of an adjourned meeting, 72 hours before the adjourned meeting (excluding weekends and public holidays in the UK)). For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the CREST Voting Instruction by the CREST applications host) from which the Company’s agent is able to retrieve the CREST Voting Instruction by enquiry to CREST in the manner prescribed by CREST. After this time, any change of voting instructions made through CREST should be communicated to the Depositary by other means.

Holders of Domestic Depositary Interests in CREST and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the transmission of CREST Voting Instructions. It is the responsibility of the Domestic Depositary Interest holder concerned to take (or, if the Domestic Depositary Interest holder is a CREST personal member or sponsored member or has appointed a voting service provider, to procure that CREST sponsor or voting service provider takes) such action as shall be necessary to ensure that a CREST Voting Instruction is transmitted by means of the CREST voting service by any particular time. In this connection, Domestic Depositary Interest holders and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

The Company may treat as invalid a CREST Voting Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

After the Depositary has received instructions as to how to vote on the resolutions from the Domestic Depositary Interest holders, it will then make arrangements through its custodian to vote the Ordinary Shares underlying such Domestic Depositary Interests in accordance with such instructions.

If you hold your Ordinary Shares via Domestic Depositary Interests and you wish to vote in person at the Annual General Meeting, please contact the Depositary to obtain a letter of representation to allow you to attend, speak at and vote at the Annual General Meeting. See the section titled “Who can attend the Annual General Meeting?” below for further information.

What if I am a nominated person?

A person who is not a shareholder of record of the Company, but has been nominated by a shareholder of record to enjoy information rights in accordance with section 146 of the Companies Act (a “Nominated Person”) does not have the right to appoint a proxy. Nominated Persons may have a right under an agreement with the nominating shareholder to be appointed (or to have someone else appointed) as a proxy for the meeting. Alternatively, if Nominated Persons do not have such a right, or do not wish to exercise it, they may have a right under an agreement with the relevant shareholder to give instructions as to the exercise of voting rights. If you have been nominated to receive general shareholder communications directly from the Company, it is important to remember that your main contact in terms of your investment remains the shareholder of record or custodian or broker who administers the investment on your behalf. Therefore, any changes or queries relating to your personal details and holding (including any administration) must continue to be directed to your existing contact at your investment manager or custodian. The Company cannot guarantee to deal with matters that are directed to them in error. The only exception to this is where the Company, in exercising one of its powers under the Companies Act, writes to you directly for a response.

What should I do if I receive more than one proxy card?

If you own some Ordinary Shares directly in your name as a registered holder and other Ordinary Shares as a beneficial owner holding through a broker, bank or other nominee, or if you own Ordinary Shares through more than one broker, bank or other nominee, you may receive multiple proxy cards. It is necessary for you to fill in, sign and return all of the proxy cards included in the proxy materials you receive in order to vote all of the Ordinary Shares that you own.

How is a quorum determined?

The presence of the holders of record of shares in the Company who together represent at least the majority of the voting rights of all the shareholders of record entitled to vote, present in person or by proxy, at the Annual General Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for the purposes of determining a quorum at the Annual General Meeting.

What is a broker non-vote?

If you own your Ordinary Shares through a broker, bank or other nominee, and do not provide the organisation that holds your Ordinary Shares with specific voting instructions, the bank, broker or other nominee is generally permitted to vote your Ordinary Shares at its discretion on routine matters, but may not exercise discretion and therefore will not vote on non-routine matters. A broker non-vote occurs where a broker, bank or other nominee holding Ordinary Shares on your behalf does not vote on a particular proposal because it has not received voting instructions from you and does not have discretionary voting power with respect to that proposal.

What proposals are considered “routine” or “non routine”?

Proposals 1, 4, 5 and 6 are each considered a routine matter under the rules of NASDAQ. A broker, bank or other nominee may generally vote on routine maters and therefore no broker non-votes are expected to occur in connection with proposals 1, 4, 5 and 6.

Proposals 2, 3, 7, 8, 9 and 10 are matters considered non-routine under the rules of NASDAQ. A broker, bank or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to Proposals 2, 3, 7, 8, 9 and 10.

What are the voting requirements to approve the resolutions?

In accordance with the Articles, all resolutions will be taken on a poll. Voting on a poll will mean that each share represented in person or by proxy will be counted in the vote.

The resolutions included in Proposals 1 to 9 will be proposed as ordinary resolutions, which mean that, assuming a quorum is present, each resolution will be approved if a majority of the votes cast are cast in favour of the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against these resolutions. If the number of votes cast against a resolution exceeds or equals the number of votes cast for the resolution, the resolution will not be passed. The results of the shareholder votes on the ordinary resolutions in Proposals 1 and 2 regarding receipt and approval of the UK statutory report and accounts and approval of the directors’ remuneration report, will not require the board of directors or any committee thereof to take (or refrain from taking) any action as a result of the shareholder votes. The board of directors values the opinions of shareholders expressed through such votes and will carefully consider the outcome of the votes on Proposal 1 and 2.

The resolution included in Proposal 10 will be proposed as a special resolution, which means that, assuming a quorum is present, this resolution must be approved by shareholders representing at least 75% of the votes cast on the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against this resolution. If fewer than 75% of the votes cast on the resolution are voted in favour of the resolution, the resolution will not be passed.

Can I change my vote?

If you are a shareholder of record, you can change how you wish to instruct the proxy to vote or revoke your proxy at any time before the Annual General Meeting, by:

•

delivering a valid, later-dated proxy card prior to the cut-off time for receipt of proxies, in which case your later-submitted proxy will be recorded and your earlier proxy revoked. Any later-dated proxy card received after the relevant cut-off time will be disregarded;

•

amending your internet or telephone proxy instruction prior to the cut-off time for receipt of proxies, whereby your original instruction will be superseded. Any amended proxy instruction received after the relevant cut-off time will be disregarded;

•	sending written notice to the office of the Company Secretary at the Company’s registered office, which must be received at least 24 hours prior to the start of the Annual General Meeting; or

•	voting on the poll in person at the Annual General Meeting.

If you are a beneficial owner of Ordinary Shares, you may submit new proxy appointment instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual General Meeting if you obtain a legal proxy as described above under “How do I vote?”.

If you are a Domestic Depositary Interest holder, you may submit a new DDI Form of Instruction following the instructions previously set out, at any time prior to 1:00 p.m. (British Summer Time) on 10 June 2016.

All Ordinary Shares that have been properly voted and not revoked will be counted in the votes held on the resolution proposed at the Annual General Meeting. Attending the Annual General Meeting without taking further action will not automatically revoke your prior proxy.

Who can attend the Annual General Meeting?

Shareholders of record as at 6:00 p.m. (British Summer Time) on 13 June 2016, may attend the Annual General Meeting. If you are a shareholder of record, you will need to present the proxy card that you received, together with a form of person photo identification, in order to be admitted into the meeting.

If you are the beneficial owner of Ordinary Shares held in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee as of the close of business in New York on the Record Date, along with a form of personal photo identification. Alternatively, you may contact the bank, broker or other nominee in whose name your Ordinary Shares are registered and obtain a legal proxy to bring to the Annual General Meeting.

If you hold your Ordinary Shares via Domestic Depositary Interests and would like to attend, speak and vote in person at the Annual General Meeting, please contact the Depositary, contact details for whom are set out in the DDI Form of Instruction, who will provide you with a letter of representation with respect to your Domestic Depositary Interest holding that will enable you to attend, speak at and vote your underlying Ordinary Shares at the Annual General Meeting on the Depositary’s behalf.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted into the meeting or adjacent areas. All other items may be subject to search.

Who will pay the costs of this proxy solicitation?

The Company will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual General Meeting. The Company has also retained Georgeson to assist in the solicitation of proxies at a cost of $6,500, plus reasonable out of pocket expenses. In addition to the solicitation of proxies by mail, solicitation may be made on our behalf by certain directors, officers or employees of LivaNova and its subsidiaries telephonically, electronically or by any other means of communication. Directors, officers and employees of LivaNova and its subsidiaries will receive no additional compensation for such solicitation. The Company will also reimburse banks, brokers and other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners.

Who will count the votes?

Representatives of the Company’s transfer agent, Computershare Investor Services PLC, will count the vote and serve as scrutineers of the poll.

Where can I find the voting results of the Annual General Meeting?

The preliminary voting results will be announced at the Annual General Meeting. The final voting results will be checked by the scrutineers and disclosed by way of an announcement via a regulatory information service in the UK and a Current Report on Form 8-K, which LivaNova is required to file with the SEC. The results of the polls taken on the resolutions at the Annual General Meeting and any other information required by the Companies Act will be made available on the Company’s website (www.livanova.com) as soon as reasonably practicable after the Annual General Meeting and for a period of two years thereafter.

Where can I obtain directions to the Annual General Meeting?

A map showing the location of the Annual General Meeting is set out on the next page. The nearest London underground stations are Liverpool Street, Bank and Tower Hill stations. There are also bus stops directly outside the meeting location, served by bus routes 8, 26, 78, 100, 242 and 388.

For additional information, please contact 2016AGM@livanova.com.

Location of Annual General Meeting:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of 27 April 2016, except where otherwise noted, certain information with respect to the amount of the Company’s ordinary shares (“Ordinary Shares”) beneficially owned (as defined by the SEC’s rules and regulations) by (1) each of our named executive officers, (2) each director, (3) all current executive officers and directors as a group and (4) each person known by us to own beneficially more than 5% of the outstanding Ordinary Shares of LivaNova. We are not aware of any agreements among our shareholders that relate to voting or investment of our Ordinary Shares.

Applicable percentage ownership and voting power is based on 49,047,152 Ordinary Shares outstanding as of 27 April 2016.

	Amount and Nature of Beneficial Ownership (1)
Name of Beneficial Owner	Shares Owned	Shares Acquirable Within 60 Days	Total Beneficial Ownership	Percent of Class (2)
Named Executive Officers:
André-Michel Ballester	80,959	—	80,959	*
Vivid Sehgal	—	—	—	*
Michel Darnaud	28,347	—	28,347	*
Jacques Gutedel	14,948	—	14,948	*
Demetrio Mauro (3)	18,759	—	18,759	*

Directors: (4)
Daniel J. Moore (5)	67,023	2,233	69,256	*
Hugh M. Morrison (6)	8,815	1,209	10,024	*
Francesco Bianchi	—	1,209	1,209	*
Stefano Gianotti	—	1,209	1,209	*
Arthur L. Rosenthal, Ph.D.	15,265	1,209	16,474	*
Alfred J. Novak	17,020	1,209	18,229	*
Sharon O’Kane, Ph.D.	—	1,209	1,209	*

All current executive officers and directors as a group (18 persons)	319,090	9,487	328,577	0.7%

5% Holders Not Listed Above
Bios S.p.A. (7) Piazza Armando Diaz, n. 7 20123 – Milan (Italy)	4,262,285	—	4,262,285	8.7%
Tower 6 S. à r.l. (7) 5, Place du Théâtre L-2613 Luxembourg	5,748,369	—	5,748,369	11.7%
Blackrock, Inc. (8) 55 East 52nd Street New York, NY 10055	3,727,316	—	3,727,316	7.6%

*	Less than 1%
(1)

Beneficial ownership is determined in accordance with the SEC’s rules and regulations and generally includes voting or investment power with respect to securities. Ordinary Shares subject to options and warrants currently exercisable, or exercisable within 60 days after 27 April 2016, are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such rights, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Based on total Ordinary Shares outstanding of 49,047,152 at 27 April 2016.

(3)	Mr. Mauro amicably resigned from his role as the Company’s Chief Integration Office effective 31 December 2015, and is not currently an employee of LivaNova.
(4)	Excludes the beneficial ownership of Mr. Ballester, which is reported above.
(5)

The Total Beneficial Ownership column includes 2,586 Ordinary Shares owned by the DJM Family Partnership, Ltd., in which Mr. Moore’s spouse, Grace M. Moore, owns a limited partner interest and holds sole investment power.

(6)	4,315 Ordinary Shares owned by Mr. Morrison are pledged as collateral in connection with a margin account.
(7)

The shares set forth in the table reflect the number of shares beneficially owned as of 31 December 2015, based on a Schedule 13G dated 23 February 2016 jointly filed by Mittel S.p.A., Bios S.p.A., Equinox Two S.c.a., Tower 6 S. à r.l. and Tower 6 Bis S. à r.l. In such Schedule 13G, each of Bios S.p.A. and Mittel S.p.A. (because of Mittel S.p.A.’s and Tower 6 Bis S. à r.l. 50:50 shared ownership of Bios S.p.A.) reported having sole voting and dispositive power over no shares and shared voting and dispositive power over 4,262,285 Ordinary Shares. Each of Tower 6 S. à r.l. (because of Mittel S.p.A.’s and Tower 6 Bis S. à r.l. 50:50 shared ownership of Bios S.p.A. and Tower 6 S. à r.l.’s indirect ownership of 1,486,084 Ordinary Shares owned by Tower 6 Bis S. à r.l., a wholly owned subsidiary of Tower 6 S. à r.l.) and Equinox Two S.c.a. (because of Equinox Two S.c.a.’s sole ownership of Tower 6 S. à r.l.) reported having sole voting and dispositive power over no shares and shared voting and dispositive power over 5,748,369 Ordinary Shares.

(8)

The shares set forth in the table reflect the number of shares beneficially owned as of 31 December 2015, based on a Schedule 13G dated 28 January 2016 filed by Blackrock, Inc. In such Schedule 13G, Blackrock, Inc. reported having sole voting power over 3,636,304 Ordinary Shares, shared voting power over no shares, sole dispositive power over 3,727,316 Ordinary Shares and shared dispositive power over no shares.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Changes in Independent Auditor

On 19 October 2015, the Audit & Compliance Committee of LivaNova appointed PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm until the end of the next period for appointing auditors under section 489(3)(a) of the Companies Act.

KPMG LLP (“KPMG”) was the independent registered public accountant of Cyberonics prior to consummation of the Mergers and the independent auditor that audited Cyberonics’ financial statements for the fiscal years ended 25 April 2014 and 24 April 2015. After completion of the Mergers, and as previously reported on the Current Report on Form 8-K filed by LivaNova with the SEC on 19 October 2015, KPMG was further engaged to complete its review of the interim financial information of Cyberonics included in a Transition Report on Form 10-Q (the “Transitional Form 10-Q”) filed by LivaNova with the SEC, as the successor company to Cyberonics, to report the results for Cyberonics and its consolidated subsidiaries for the transitional period 25 July 2015 to 18 October 2015. On 31 December 2015, as reported on the Current Report on Form 8-K (the “Form 8-K”) filed by LivaNova with the SEC on such date, the Audit & Compliance Committee of LivaNova formally dismissed KPMG, in recognition that KPMG had completed its review of the interim financial information of Cyberonics and thereby its services on behalf of LivaNova and Cyberonics.

KPMG’s reports on Cyberonics’ financial statements for each of the fiscal years ended 25 April 2014 and 24 April 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended 25 April 2014 and 24 April 2015, and the subsequent interim period through 2 December 2015, (i) there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make references to the subject matter of the disagreement in connection with its reports on the financial statements of Cyberonics for such periods, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of these disclosures to KPMG, including a copy of the Form 8-K reporting the dismissal of KPMG containing substantially the same disclosure as above, and requested that KPMG provide the Company with a letter addressed to the SEC stating whether or not KPMG agreed with the disclosures contained therein. A copy of KPMG’s letter, dated 31 December 2015, is filed as Exhibit 16.1 to the Form 8-K.

Fees Paid to Independent Auditor

The following table summarises the aggregate fees billed to us by PricewaterhouseCoopers S.p.A. and its respective network member firms (the “Independent Auditor”) for services performed in connection with the transitional fiscal period 25 April 2015 to 31 December 2015:

(in thousands)	Transitional Period April 25, 2015 to December 31, 2015	Fiscal Year 2014 (5)
Audit Fees (1)	$3,785	$—
Audit-Related Fees (2)	—	—
Tax Fees (3)	66	—
All Other Fees (4)	410	—
Total	$4,262	$—

(1)

Audit Fees are fees we paid to the Independent Auditor for professional services related to the audit of our annual financial statements and the review of our quarterly financial statements, and for services that are normally provided by the firm in connection with US or international statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of aggregate fees billed which are for assurance and related services other than those included in Audit Fees.
(3)	Tax Fees include applicable fees paid to the Independent Auditor for tax services, including tax compliance and tax advice.
(4)	Other Fees include fees paid to the Independent Auditor for certain cybersecurity and equity restructuring work.
(5)

Cyberonics, which is considered the predecessor registrant to LivaNova, reported fees paid to KPMG, its principal auditor, for its fiscal years ended 25 April 2014 and 24 April 2015, respectively, in the following amounts (in thousands): audit fees – $1,054 and $1,034; audit-related fees – $0 and $215; tax fees – $53 and $220; and all other fees – $0 in both fiscal periods.

Pre-Approval Policies and Procedures

The Audit & Compliance Committee’s policy is to review and approve the plan and scope of the audit and non-audit services to be provided by the Independent Auditor and the fees to be paid for such services. Consistent with the Audit & Compliance Committee Charter, all audit and non-audit services provided by the Independent Auditor for the relevant fiscal periods, and the estimated cost of those services, were pre-approved by the Audit & Compliance Committee, which has determined that the services provided by the Independent Auditor were compatible with maintaining the Independent Auditor’s independence.

PROPOSAL 1 – ORDINARY RESOLUTION TO RECEIVE AND ADOPT THE COMPANY’S UK ANNUAL REPORT AND ACCOUNTS

What am I voting on?

The Board is required to present at the Annual General Meeting the Company’s audited UK statutory accounts and related reports for the period ended 31 December 2015 (the “UK Annual Report”). In accordance with its obligations under English law, the Company will provide shareholders at the AGM the opportunity to receive and adopt the UK Annual Report and ask any relevant and appropriate questions of the representative of PricewaterhouseCoopers LLP in attendance at the AGM.

How does the board of directors recommend that I vote?

The Company’s board of directors unanimously recommends that you vote “for” the receipt and adoption of the UK Annual Report.

PROPOSAL 2 – ORDINARY RESOLUTION ON THE DIRECTORS’ REMUNERATION REPORT

What am I voting on?

The Directors’ Remuneration Report for 2015 is set out on pages 61 to 84 of the UK Annual Report. All UK incorporated companies that are “quoted companies” under the Companies Act are required to put their directors’ remuneration report to shareholders.

The Company encourages its shareholders to read the Directors’ Remuneration Report as set out on pages 61 to 84 of the UK Annual Report.

Who are the Company’s directors?

On 19 October 2015, we completed the Mergers, creating a premier global medical technology company with diverse expertise in neuormodulation and the treatment of cardiovascular diseases. Upon completion of the Mergers, we announced our new board of directors, which now includes:

• Daniel J. Moore, Chairman • André-Michel Ballester, CEO • Hugh M. Morrison • Francesco Bianchi	• Stefano Gianotti • Arthur L. Rosenthal, Ph.D. • Alfred J. Novak • Sharon O’Kane, Ph.D

Pursuant to the terms of the merger agreement, from the effective time of the Mergers until the first annual meeting of the shareholders of the Company following completion of Company’s second full financial year, which we refer to as the initial period, our board will consist of nine members and be composed as follows: (i) four directors designated by Sorin; (ii) four directors designated by Cyberonics; and (iii) one director mutually agreed to by Sorin and Cyberonics. In addition, pursuant to the terms of the merger agreement, during the initial period: the Chief Executive Officer of Sorin as of immediately prior to the effective time of LivaNova’s merger with Sorin, Mr. Ballester, will serve as the Chief Executive Officer of LivaNova; the Chief Executive Officer of Cyberonics as of immediately prior to the effective time of LivaNova’s merger with Cyberonics will serve as the Chairman of LivaNova’s board of directors; one of Cyberonics’ designees on our board of directors will serve as the Chairman of our Audit & Compliance Committee; one of Cyberonics’ designees on our board of directors will serve as Chairman of our Compensation Committee; each committee of our board of directors will have at least three members; and one of Sorin’s designees on the board of directors will serve as a member of each of LivaNova’s board committees.

On 16 November 2015, Rosario Bifulco, former ninth director and Chairman of our Nominating & Governance Committee, resigned from his Board and committee position. The Nominating & Corporate Governance Committee, chaired in the interim by Hugh Morrison, has since begun a search for Mr. Bifulco’s replacement.

Is this vote binding on the board of directors?

This vote is advisory only, pursuant to the Companies Act, and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed.

The resolution and vote are a means of providing shareholder feedback to the board of directors. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of the Company’s executive director and non-executive director compensation programmes.

How does the board of directors recommend that I vote?

The Company’s board of directors unanimously recommends that you vote “for” approval of the Directors’ Remuneration Report included in the UK Annual Report.

PROPOSAL 3 – ORDINARY RESOLUTION REGARDING THE DIRECTORS’ REMUNERATION POLICY

What am I voting on?

The directors’ remuneration policy is set out on pages 63 to 75 of the Directors’ Remuneration Report in the form set out in the Company’s UK Annual Report. It sets out the Company’s forward-looking policy on directors’ remuneration (including information on payments to directors for loss of office) and is subject to a binding shareholders’ vote by ordinary resolution at least once every three years. On approval of the directors’ remuneration policy (and once it commences), all payments by the Company to its directors and former directors (in their capacity as directors) will be made in accordance with the directors’ remuneration policy, unless a payment has been separately approved by a shareholder resolution.

In accordance with the Companies Act, the directors’ remuneration policy has been approved by and signed on behalf of the Company’s board of directors and will be delivered to the Registrar of Companies in the United Kingdom following the Annual General Meeting.

What happens if the directors’ remuneration policy is not approved at the Annual General Meeting?

If the directors’ remuneration policy is not approved at the Annual General Meeting, the Company will incur additional expenses to comply with English law as it will be required to hold additional shareholder meetings until the policy is approved. In addition, if the directors’ remuneration policy is not approved, the Company may not be able to pay expected compensation to its directors, including the chief executive officer, which could materially harm its ability to retain top executives and manage its business.

How does the board of directors recommend that I vote?

The Company’s board of directors unanimously recommends that you vote “for” the approval of the directors’ remuneration policy.

PROPOSAL 4 – ORDINARY RESOLUTION TO RE-APPOINT PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S UK STATUTORY AUDITOR

What am I voting on?

Under the Companies Act, the Company’s UK statutory auditor must be re-appointed at each meeting at which the annual report and accounts are presented to shareholders. PricewaterhouseCoopers LLP has served as the Company’s UK statutory auditor since completion of the merger of Sorin and Cyberonics on 19 October 2015.

If this proposal does not receive the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual General Meeting, the board of directors may appoint an auditor to fill the vacancy.

How does the board of directors recommend that I vote?

The Company’s board of directors and Audit & Compliance Committee unanimously recommend that you vote “for” the re-appointment of PricewaterhouseCoopers LLP as the Company’s UK statutory auditor under the Companies Act to hold office from the conclusion of the meeting until the conclusion of the next Annual General Meeting at which accounts are laid before the Company.

PROPOSAL 5 – ORDINARY RESOLUTION TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit & Compliance Committee has appointed PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm for the year ending 31 December 2016, subject to ratification by the Company’s shareholders. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the board of directors believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the registered public accounting firm for the year 2016.

If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual General Meeting, the Audit & Compliance Committee will reconsider the appointment, but may decide to maintain its appointment of PricewaterhouseCoopers S.p.A.

We anticipate that a representative of PricewaterhouseCoopers S.p.A. or an affiliated member firm will be present at the Annual General Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to any appropriate questions that may be submitted by shareholders at the Annual General Meeting.

How does the board of directors recommend that I vote?

The Company’s board of directors and Audit & Compliance Committee unanimously recommend that you vote “for” the ratification of the appointment of PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm for the year ending 31 December 2016.

PROPOSAL 6 – ORDINARY RESOLUTION TO AUTHORISE THE BOARD OF DIRECTORS AND/OR THE AUDIT & COMPLIANCE COMMITTEE TO DETERMINE THE COMPANY’S UK STATUTORY AUDITOR’S REMUNERATION

What am I voting on?

Under the Companies Act, the remuneration of the Company’s UK statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. The Company is asking its shareholders to authorise the board of directors and/or the Audit & Compliance Committee of the Company to determine the remuneration of PricewaterhouseCoopers LLP in its capacity as the Company’s UK statutory auditor under the Companies Act.

How does the board of directors recommend that I vote?

The Company’s board of directors unanimously recommends that you vote “for” the authorisation of the board of directors and/or the Audit & Compliance Committee to determine the Company’s UK statutory auditor’s remuneration.

PROPOSAL 7 – ORDINARY RESOLUTION TO APPROVE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES

What am I voting on?

Under the Companies Act, the Company may only repurchase its Ordinary Shares (a) in an “on-market purchase” in accordance with the Companies Act or (b) in accordance with specific procedures for “off-market purchases” of such Ordinary Shares. Any repurchase of the Company’s Ordinary Shares through NASDAQ constitutes an “off-market” transaction. As such, these repurchases may only be made pursuant to a form of share repurchase contract which has been approved by the Company’s shareholders. In addition, the Company may only conduct share repurchases through NASDAQ through counterparties approved by the Company’s shareholders. These approvals, if granted, will be valid for five years.

Approval of the forms of contract and counterparties are not an approval of the amount or timing of any repurchase activity. There cannot be any assurance as to whether the Company will repurchase any of its Ordinary Shares or as to the amount of any such repurchases or the prices at which such repurchases may be made.

Any repurchases by the Company of its Ordinary Shares carried out through NASDAQ pursuant to this authority would be conducted in accordance with all applicable US, UK and European Union securities laws.

Any Ordinary Shares purchased pursuant to this authority may either be held as treasury shares or cancelled by the Company, depending on which course of action is considered by the directors to be in the best interest of shareholders at the time.

The Company is seeking authority to make off-market purchases of its Ordinary Shares on NASDAQ pursuant to this Proposal 7 and to make on-market purchases of its Ordinary Shares on the London Stock Exchange pursuant to Proposal 8. In certain circumstances, it may be advantageous for the Company to purchase its own shares. If Proposal 7 is approved, the Company’s board of directors may approve the repurchase of Ordinary Shares on NASDAQ. The directors will exercise this power only when, in light of market conditions prevailing at the time, they believe that the effect of such purchases will be in the best interests and to the corporate benefit of shareholders generally. The directors consider it to be desirable for this general authority to be available to provide flexibility in the management of the Company’s capital resources. In addition, other investment opportunities, appropriate gearing levels and the overall position of the group will also be taken into account when determining whether to exercise this authority.

What are the material terms of the share repurchase contracts?

The Company is seeking the approval of its shareholders of two forms of share repurchase contract (the “Share Repurchase Contracts”):

•

The form of agreement attached as Appendix A to this proxy statement provides that the counterparty will purchase Ordinary Shares on NASDAQ at such prices and in such quantities as LivaNova may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the US Securities Exchange Act of 1934, as amended (the “Exchange Act”). The agreement provides that the counterparty will purchase the Ordinary Shares as principal and sell any Ordinary Shares purchased to LivaNova.

•

The form of agreement attached as Appendix B to this proxy statement is a form of repurchase plan which LivaNova may enter into from time to time to purchase a specified dollar amount of Ordinary Shares on NASDAQ each day if the Ordinary Shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the agreement will be determined at the time the plan is executed. The agreement provides that the counterparty will purchase the Ordinary Shares as principal and sell any Ordinary Shares purchased to LivaNova.

Who are the approved counterparties?

LivaNova may only enter into Share Repurchase Contracts with counterparties approved by its shareholders. LivaNova therefore seeks approval to conduct repurchases through the following counterparties (or their subsidiaries or affiliates from time to time):

Bank of America

Barclays Capital Inc.

Berenberg Capital Markets LLC

BNY Mellon Capital Markets, LLC

Blaylock Robert Van, LLC

BNP Paribas Securities Corp

Citibank Global Markets

Crédit Agricole Securities

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities, Inc.

Drexel Hamilton, LLC

Goldman, Sachs & Co.

HSBC Securities

J.P. Morgan Securities, LLC

Keefe, Bruyette and Woods, Inc.

KeyBanc Capital Markets, Inc.

Kota Global Securities Inc.

Lloyds Bank

Loop Capital Markets LLC

M.R. Beal & Company

Morgan Stanley & Co. LLC

Natixis

Northern Trust Securities, Inc.

Piper Jaffray

RBC Capital Markets Corporation

RBS Securities Inc.

Société Générale Securities Services

ScotiaBank Capital Markets

Stifel, Nicolaus & Company

Topeka Capital Markets

UBS Securities LLC

UniCredit Bank, LLC

Wells Fargo Securities, LLC

The Williams Capital Group, L.P.

When does this authorisation expire?

Under the Companies Act, LivaNova must seek authorisation for share repurchase contracts and counterparties at least every five years. If this proposal is approved, LivaNova may repurchase Ordinary Shares pursuant to the forms of contract attached at Appendix A and Appendix B with the approved counterparties until the fifth anniversary of the Annual General Meeting.

What happens if this resolution is not approved?

If the forms of the Share Repurchase Contracts and counterparties do not receive shareholder approval, the Company will not have the ability to repurchase Ordinary Shares through NASDAQ until such time as an alternative procedure enabling the Company to make “off-market” purchases is obtained.

How does the board of directors recommend that I vote?

The Company’s board of directors unanimously recommends that you vote “for” approval of the form of share repurchase contracts and repurchase counterparties.

PROPOSAL 8 – ORDINARY RESOLUTION REGARDING ON-MARKET SHARE REPURCHASES

What am I voting on?

As explained in respect of proposal 7, under the Companies Act the Company may only repurchase its Ordinary Shares (a) in an “on-market purchase” in accordance with the Companies Act or (b) in accordance with specific procedures for “off-market purchases” of such Ordinary Shares.

Proposal 8 is an ordinary resolution to enable the Company to purchase its own shares on the London Stock Exchange, which for these purposes constitutes an “on-market purchase”. The resolution will give the Company authority to purchase its own shares on the London Stock Exchange up to a limit of 4,906,883 Ordinary Shares, equivalent to 10% of its current issued share capital. The maximum and minimum prices are stated in the resolution. This authority, if granted, will be valid until 30 June 2017 or, if earlier, the conclusion of the Company’s next annual general meeting.

As at 12 2016 (being the latest practicable date prior to the publication of this notice), the total number of options over Ordinary Shares and share awards outstanding under the Company’s share plans was 577,856, which if exercised or vested would represent 1.16% of the Company’s issued share capital at that date. If the Company were to purchase its own shares to the fullest extent of its authority from shareholders, the number of outstanding options and share awards could potentially represent 1.29% of the issued share capital of the Company.

Any Ordinary Shares purchased pursuant to this authority may either be held as treasury shares or cancelled by the Company, depending on which course of action is considered by the directors to be in the best interests of shareholders at the time.

The Company is seeking authority to make on-market purchases of its Ordinary Shares on the London Stock Exchange pursuant to this Proposal 8 and to make off-market purchases of its Ordinary Shares on NASDAQ pursuant to Proposal 7. In certain circumstances, it may be advantageous for the Company to purchase its own shares. If Proposal 8 is approved, the Company’s board of directors may approve the repurchase of Ordinary Shares on the London Stock Exchange. The directors will exercise this power only when, in light of market conditions prevailing at the time, they believe that the effect of such purchases will be in the best interests and to the corporate benefit of shareholders generally. The directors consider it to be desirable for this general authority to be available to provide flexibility in the management of the Company’s capital resources. In addition, other investment opportunities, appropriate gearing levels and the overall position of the group will also be taken into account when determining whether to exercise this authority.

How does the board of directors recommend that I vote?

The Company’s board of directors unanimously recommends that you vote “for” the approval of on-market purchases by the company of its Ordinary Shares.

PROPOSAL 9 – ORDINARY RESOLUTION REGARDING ELECTRONIC COMMUNICATIONS WITH SHAREHOLDERS

What am I voting on?

Pursuant to the Companies Act and the Financial Conduct Authority’s Disclosure Rules and Transparency Rules, the Company needs to seek the approval of its shareholders at a general meeting to convey information to its shareholders via electronic means.

If the resolution set out at Proposal 9 is duly passed, the Company intends to write to each shareholder asking for his or her agreement to receive documents or information in electronic form. Any future communication by electronic means will be undertaken in accordance with the Articles, the Companies Act and the Disclosure Rules and Transparency Rules.

How does the board of directors recommend that I vote?

The Company’s board of directors unanimously recommends that you vote “for” the approval of the Company to distribute documents to its shareholders by electronic means.

PROPOSAL 10 – SPECIAL RESOLUTION REGARDING LENGTH OF NOTICE FOR GENERAL MEETINGS

What am I voting on?

Under the Companies Act, as the Company is a “traded company”, the default minimum notice period for convening a general meeting is 21 clear days. However, general meetings, other than the annual general meeting, can be held on at least 14 (rather than 21) clear days’ notice provided that:

•	the Company allows shareholders to vote by electronic means accessible to all shareholders who hold shares that carry voting rights at general meetings; and

•

a special resolution reducing the period of notice to not less than 14 clear days has been past either at the immediately preceding annual general meeting or a general meeting held since that annual general meeting.

The special resolution at Proposal 10 would enable the Company to hold meetings, other than an annual general meeting, on 14 clear days’ notice as long as the other requirements set out above are complied with. It is envisaged that a similar resolution would be proposed each year at the Company’s annual general meeting.

Under the Companies Act, a reference to a period of clear days’ notice means that, when calculating the specified notice period, the day of the meeting and the day that the notice is given, are excluded. The Articles contain deemed delivery provisions for the giving of notices.

How does the board of directors recommend that I vote?

The Company’s board of directors unanimously recommends that you vote for the approval of the Company to hold general meetings, other than an annual general meeting on 14 clear days’ notice.

SHAREHOLDERS’ REQUESTS UNDER SECTION 527 OF THE COMPANIES ACT

Under section 527 of the Companies Act, members meeting the threshold requirements set out in that section have the right to require the Company to publish a statement on a website setting out any matter relating to:

•	the audit of the Company’s accounts (including, the auditor’s report and the conduct of the audit) that are to be laid before the Annual General Meeting; or

•	any circumstance connected with an auditor of the Company ceasing to hold office since the last annual general meeting.

The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with section 527 or 528 of the Companies Act. Where the Company is required to place a statement on a website under section 527 of the Companies Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the annual general meeting includes any statement that the Company has been required under section 527 to publish on a website.

SHAREHOLDER PROPOSALS FOR 2017 ANNUAL GENERAL MEETING

Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be published by the Company in connection with its 2017 annual general meeting must submit their proposals to the Office of the Company Secretary of LivaNova at 5 Merchant Square, London W2 1AY by 16 January 2017. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in the Company’s proxy statement.

In accordance with the Articles, and without prejudice to the rights of a shareholder of record under the Companies Act, in order to properly bring business before the Company’s 2017 annual general meeting, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of LivaNova at 5 Merchant Square, London W2 1AY, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s Annual General Meeting, subject to certain exceptions. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s Articles (and not submitted pursuant to Rule 14a-8) must be received no earlier than 15 February 2017 and no later than 17 March 2017. The requirements for advance notice of shareholder proposals under our Articles do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. Shareholders are advised to review our Articles, for further details on the requirements and procedures to submit shareholder proposals.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8, the Company’s Articles or any other requirements, as applicable.

Under sections 338 and 338A of the Companies Act, shareholders meeting the threshold requirements in those sections may require the Company (i) to include a resolution in its notice of annual general meeting or (ii) require the Company to include any matter (other than a proposed resolution) in the business to be dealt with at the annual general meeting. Provided that the appropriate thresholds are met, notice of the resolution or matter must be received by the Company at the Office of the Company Secretary of LivaNova at 5 Merchant Square, London W2 1AY at least six weeks prior to the date of the annual general meeting or, if later, at the time notice of the annual general meeting is delivered to shareholders.

DOCUMENTS AVAILABLE FOR INSPECTION

Copies of the service contracts of the executive director and the non-executive directors’ letters of appointment are available for inspection at the Company’s registered office during normal business hours and at the place of the Annual General Meeting from at least 15 minutes prior to the start of the meeting until the end of the meeting.

In addition, the Share Repurchase Contracts will be available for shareholders to inspect at the Company’s registered office at 5 Merchant Square, London W2 1AY for the period from the date of this proxy statement and ending on the date of the Annual General Meeting. Copies of the Share Repurchase Contracts will also be available for inspection at the Annual General Meeting.

OTHER MATTERS

The Board is not aware of any business to be acted upon at the Annual General Meeting other than that described in this proxy statement. If any other business comes before the Annual General Meeting, the proxy holders (as indicated in the accompanying proxy card or cards) will vote their proxies according to their best judgement with respect to such matters.

By order of the board of directors,

Brian Sheridan

Company Secretary

London, United Kingdom

16 May 2016

APPENDIX A

FORM OF SHARE REPURCHASE CONTRACT

Share Repurchase Contract

This agreement is made on                                                      between:

LivaNova PLC (the “Company”)

5 Merchant Square

London W2 1AY

United Kingdom

Registered number: 09451374

(the “Counterparty”)

It is agreed that the Counterparty will purchase on a principal basis interests in Ordinary Shares of the Company, nominal (i.e., par) value £1.00 per share (the “Ordinary Shares”), for subsequent sale and delivery to the Company under the terms of this agreement as follows:

1.

Ordinary Shares will be purchased up to the quantity and purchase price level advised by telephone from an authorised person at the Company (the “Purchase Price”), such authorised person(s) to be notified in writing to the Counterparty by the Company from time to time (each an “Authorised Person”).

2.	Unless otherwise instructed, Ordinary Shares will be purchased in accordance with all applicable laws and regulations, including (without limitation) in accordance with:

a.

The volume limitations of Rule 10b-18(b)(4) and 10b-18(c)(2) of the Securities Act of 1934, as may be amended or superseded from time to time (the “Exchange Act”). The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this programme will be advised to the Counterparty by an Authorised Person from time to time following the execution of this Agreement;

b.	The timing conditions of Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act, as may be amended or superseded from time to time; and

c.	The price conditions of Rule 10b-18(b)(3) of the Exchange Act, as may be amended or superseded from time to time.

3.

All purchases will be effected pursuant to Rule 10b-18 of the Exchange Act, as may be amended or superseded from time to time, from or through only one broker or dealer on any single day or as otherwise allowed by Rule 10b-18(b)(1) of the Exchange Act, as may be amended or superseded from time to time.

4.	Purchases may be made on any national securities exchange, electronic communication network (ECN), alternative trading system (ATS) or in over-the-counter (OTC) transactions.

5.	Before purchases commence under this Agreement, the Company will have officially disclosed the repurchase programme to the public.

6.

The Company represents that the purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will not violate or contravene any legal, regulatory or contractual restriction applicable to the Company or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act.

7.	Daily purchase information will be provided to the Company by phone or e-mail, and trade confirmations will be sent by e-mail or fax the following day.

8.	The Company’s tax identification number is 98-1268150.

9.	Purchases of Ordinary Shares in accordance with the instructions contained herein, will commence on the date to be agreed between the Company and the Counterparty.

10.	Notices for the attention of the Company shall be sent to:

The Office of the Company Secretary
5 Merchant Square
London W2 1AY
United Kingdom

Notices for the attention of the Counterparty shall be sent to the address notified in writing to the Company by the Counterparty.

11.

The Counterparty shall (including, without limitation, by liaising with Computershare Trust Company, N.A. (or its successor or assign) as transfer agent and registrar of the Company (the “Transfer Agent”)) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Shares is withdrawn from the facilities of the Depositary Trust Company (the “DTC System”) (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a “Record Share”).

12.

In accordance with Paragraph 11, the Counterparty shall sell, and the Company shall purchase, such Record Shares, and following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares, or such Record Shares shall otherwise be cancelled. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty.

13.

The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this letter.

14.

The Company will pay for any and all Record Shares purchases by it in accordance with Paragraph 12 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of Record Shares. Any commission payable by the Company in respect of the delivery of Record Shares shall be agreed in writing from time to time between the Company and the Counterparty, and shall be paid to the Counterparty by the Company on delivery of Record Shares. The relevant bank account details of the Counterparty shall be notified to the Company by the Counterparty in writing from time to time.

15.	The Counterparty and the Company each acknowledge and agree that:

a.

Prior to an acquisition by the Company under Paragraph 12 hereof, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by the Counterparty pursuant to this Agreement;

b.

Nothing in this letter is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

c.

The Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect purchases of shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act.

16.	This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

LivaNova PLC

By:	_________________	By:	_________________

Name:		Name:

Title:		Title:

APPENDIX B

RULE 10B5-1 REPURCHASE PLAN

Rule 10b5-1 Repurchase Plan

Repurchase Plan, dated [ ● ] (the “Repurchase Plan”), between LivaNova PLC (the “Company”) and [ ● ] (the “Counterparty”). Capitalised terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in Exhibit A hereto, which is incorporated herein and made part of this Repurchase Plan.

WHEREAS, the Company desires to establish this Repurchase Plan to purchase its Ordinary Shares, nominal value £1.00 per share (the “Ordinary Shares”); and

WHEREAS, the Company desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan:

NOW, THEREFORE, the Company and the Counterparty hereby agree as follows:

1.

Prior to the commencement of transactions contemplated by this Repurchase Plan the parties shall agree in writing in a form substantially as set forth on Exhibit A hereto certain terms in respect of the proposed repurchase.

2.

During the Trading Period, the Counterparty shall purchase as principal Ordinary Shares having a maximum aggregate value of no more than the Total Repurchase Amount. On each day (each, a “Trading Day”) during the Trading Period on which the NASDAQ Global Select Market (the “Exchange”) is open for trading the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to $1,000, using its reasonable efforts to purchase such Ordinary Shares at a price equal to the volume weighted average price for such day’s trading session. Notwithstanding the foregoing, the Counterparty shall not purchase any Ordinary Shares at a price exceeding the Limit Price.

3.

The Counterparty shall (including without limitation, by liaising with Computershare Trust Company, N.A. (or its successor or assign) as transfer agent and registrar of the Company (the “Transfer Agent”)) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the “DTC System”) (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a “Record Share”).

4.

In accordance with Paragraph 3, the Counterparty shall sell, and the Company shall purchase all such Record Shares, and following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be cancelled. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this letter.

5.

The Company will pay for any Record Shares purchased by it in accordance with Paragraph 4 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Record Shares. Any commission payable by the Company in respect of the delivery of Record Shares shall be set forth on Exhibit A, and shall be paid to the Counterparty by the Company on delivery of the Record Shares. The relevant bank account details of the Counterparty or its designee shall be notified to the Company by the Counterparty in writing from time to time.

6.	The Repurchase Plan shall terminate upon the earliest of:

a.	the repurchase of the Total Repurchase Amount contemplated by the Repurchase Plan, as set forth in Paragraph 2;

b.	the close of business on the last day of the Trading Period;

c.

the close of business on the second business day following the date of receipt by the Counterparty of notice of early termination, delivered by the Company by facsimile to             , attention:             or by e-mail to             ;

d.

the commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganisation or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, or the taking of any corporate action by the Company to authorise or commence any of the foregoing; and

e.

the public announcement of a tender or exchange offer for the Ordinary Shares or of a merger, acquisition, recapitalisation or other similar business combination or transaction as a result of which the Ordinary Shares would be exchanged for or converted into cash, securities or other property.

7.

The Counterparty shall comply with the requirements of paragraph (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Exchange Act, in connection with purchases of the Ordinary Shares in the open market pursuant to this Repurchase Plan. The Company agrees not to take any action that would cause purchases not to comply with Rule 10b-18, Rule 10b5-1 or Regulation M.

8.

The Company confirms that, on the date hereof that (a) it is not aware of material, non-public information with respect to the Company or the Ordinary Shares, (b) it is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act or other applicable securities laws, (c) it understands the proscriptions of Rule 10b5-1 in respect of offsetting and hedging transactions, (d) it will not disclose to any persons at the Counterparty effecting purchases under the Repurchase Plan any information regarding the Company that might influence the execution of the Repurchase Plan and (e) it will inform the Counterparty as soon as possible of any subsequent legal or contractual restrictions affecting the execution of the Repurchase Plan by the Counterparty or by the Company and of the occurrence of any event that would cause the Repurchase Plan to end or be suspended as contemplated in Paragraph 6.

9.	If the Counterparty must suspend purchases of Ordinary Shares under this Repurchase Plan on a particular day for any of the following reasons:

a.	a day specified by the Repurchase Plan is not a day on which the Ordinary Shares trade regular way on the Exchange;

b.	trading of the Ordinary Shares on the Exchange is suspended for any reason; or

c.

the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it or to the Company (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18);

If purchases have been so suspended, the Counterparty will resume purchases in accordance with this Agreement on the next day specified in the Repurchase Plan after the condition causing the suspension of purchases has been resolved.

10.

It is the intent of the Company and the Counterparty that this Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

11.	The Repurchase Plan may be signed in counterparts, each of which will be an original.

12.

The Repurchase Plan and any attachment together constitute the entire agreement between the Company and the Counterparty and supersede any prior agreements or understandings regarding the Repurchase Plan.

13.	All notices given by the parties under this Repurchase Plan will be as follows:

a.	If to the Counterparty:

Address:

Attention:

Fax no:

b.	If to the Company: LivaNova PLC, 5 Merchant Square, London W2 1AY

Attention:                            The Office of the Company Secretary

Fax no:                               +44 (0) 20 3786 5291

14.	This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York.

15.

The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Paragraph 2 shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalisation with respect to the Company that occurs during the term of this Repurchase Plan.

16.

Except as otherwise set forth in this Repurchase Plan, the Company acknowledges and agrees that it does not have authority, influence or control over any purchase executed by the Counterparty pursuant to this Repurchase Plan. The Counterparty agrees not to seek advice from the Company with respect to the manner in which it executes purchases under this Repurchase Plan.

17.	The Counterparty and the Company each acknowledges and agrees that:

a.

Prior to any acquisition by the Company pursuant to Paragraph 4, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by the Counterparty pursuant to this Repurchase Plan;

b.

Nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

c.

The Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act.

IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.

LivaNova PLC

By:

Name:

Title:

Acknowledged and Agreed:

By:

Name:

Title:

EXHIBIT A

The Counterparty and the Company shall hereby agree that the following terms shall have the following meanings:

“Limit Price” shall mean a per share price of US$             ;

“Maximum Amount” is the maximum purchase amount in a single trading day and shall mean US$             ;

“Trading Period” shall mean the period commencing on              and terminating at close of business on             ;

“Total Repurchase Amount” is the maximum aggregate purchase amount in the Trading Period and shall means US$             .

Commission paid under this Repurchase Plan shall equal $             per Record Share to the Company.

LIVANOVA PLC 5 MERCHANT SQUARE NORTH WHARF ROAD LONDON W2 1AY UNITED KINGDOM

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your proxy instructions and for electronic delivery of information up until 1:00 p.m., British Summer Time, or 8:00 a.m., Eastern Daylight Time, on 13 June 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Subject to the passing of Resolution 9 at the 2016 Annual General Meeting of LivaNova PLC, if you would like to reduce the costs incurred by LivaNova PLC in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your proxy instructions up until 1:00 p.m., British Summer Time, or 8:00 a.m., Eastern Daylight Time, on 13 June 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E11642-P79098 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIVANOVA PLC
The Board of Directors recommends you vote FOR the following proposals:
ORDINARY RESOLUTIONS		For	Against	Abstain

1.

To receive and adopt the Company’s audited UK statutory accounts for the period ended 31 December 2015, together with the reports of the directors and the auditors thereon (the “UK annual report and accounts”).

		☐	☐	☐			For	Against	Abstain

2.	To approve the directors’ remuneration report (excluding the directors’ remuneration policy, set out on pages 63 to 75 of the directors’ remuneration report) in the form set out in the Company’s UK annual report and accounts for the period ended 31 December 2015.	☐	☐	☐	7.

To approve the form of share repurchase contracts and the counterparties through which the Company may conduct repurchases on the NASDAQ Global Market, as described more fully in the proxy statement accompanying the notice of Annual General Meeting.

							☐	☐	☐

3.	To approve the directors’ remuneration policy set out on pages 63 to 75 of the directors’ remuneration report in the form set out in the Company’s UK annual report and accounts for the period ended 31 December 2015, such policy to take effect immediately after the conclusion of the 2016 Annual General Meeting of Shareholders of LivaNova PLC (the “Annual General Meeting”).	☐	☐	☐	8.	To authorise the Company to make market purchases of Ordinary Shares on the London Stock Exchange plc, as described more fully in the proxy statement accompanying the notice of Annual General Meeting.	☐	☐	☐

4.	To re-appoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditor under the UK Companies Act 2006 to hold office from the conclusion of the Annual General Meeting until the conclusion of the next general meeting at which the annual report and accounts are laid.	☐	☐	☐	9.

To authorise the Company, subject to and in accordance with the provisions of the UK Companies Act 2006, to send, convey or supply all types of notices, documents or information to shareholders by electronic means, including by making such notices, documents or information available on a website.

							☐	☐	☐
					SPECIAL RESOLUTION
5.	To ratify the appointment of PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm for the year ending 31 December 2016.	☐	☐	☐	10.	To authorise the Company to call general meetings, other than an annual general meeting, on not less than 14 clear days’ notice.	☐	☐	☐

6.

To authorise the directors and/or the Audit & Compliance Committee of the Company to determine the remuneration of PricewaterhouseCoopers LLP, in its capacity as the Company’s UK statutory auditor under the UK Companies Act 2006.

		☐	☐	☐	OTHER BUSINESS
					11.	In their discretion, the proxy or proxies are authorised to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing pursuant to a power of attorney or as an executor, administrator, trustee or guardian, please state your full title and provide a certificate or other proof of appointment. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by a duly authorised person. In the case of joint holders (i) only one need sign, and (ii) the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of other joint holders and seniority shall be determined by the order in which the names of the holders stand in the register of members of LivaNova PLC.

Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

Copies of LivaNova PLC’s UK Annual Report, US Transition Report on Form 10-K/T, as amended, and

Annual Meeting Notice & Proxy Statement may be accessed at www.proxyvote.com.

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E11643-P79098

LIVANOVA PLC

2016 Annual General Meeting of Shareholders

15 June 2016 1:00 PM (British Summer Time)

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) the duly appointed Chairman of the 2016 Annual General Meeting of Shareholders of LivaNova PLC as proxy, with the power to appoint his/her substitute, and hereby authorise(s) such proxy to attend, speak and vote on their behalf, as designated on the reverse side of this ballot, and upon such other business as may properly come before the meeting, or any adjournment or postponement thereof, all of the Ordinary Shares that the shareholder(s) is/are entitled to vote at the 2016 Annual General Meeting of Shareholders of LivaNova PLC to be held at 1:00 p.m. (British Summer Time) on Wednesday 15 June 2016 at the offices of Latham & Watkins (London) LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom, and any adjournment or postponement thereof. By returning this card, the shareholder(s) acknowledge receipt of the notice of the annual general meeting of LivaNova PLC and the related proxy statement. A shareholder may appoint a proxy of his or her choice. If a proxy other than the Chairman is preferred, delete the words “the duly appointed Chairman of the 2016 Annual General Meeting of the Shareholders of LivaNova PLC” above and insert the name of your proxy in the space provided below. A proxy need not be a member of the Company but should appear at the meeting to represent you. The shareholder(s) revoke(s) any previous proxy or proxies given for such shares. The shareholder(s) ratify(ies) and confirms any actions that the persons holding the shareholders, or their substitute, by virtue of this executed card taken in accordance with the proxy granted hereunder. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED “FOR” THE RESOLUTIONS IN PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9 AND 10 AS INDICATED ON THE REVERSE SIDE THEREOF.

Completion and return of a proxy card or submission of proxy instructions will not prevent a shareholder from attending the meeting and voting in person.

To appoint more than one proxy, (an) additional proxy card(s) may be obtained from your bank, broker or other nominee. Please indicate next to the proxy holder’s name the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instructions is one of the multiple instructions being given. All forms must be signed and returned together in the same envelope.

You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

This proxy, when properly executed, will be voted in the manner directed herein. The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10.

Name of the Proxy

Please indicate here with ‘X’, if this proxy card is one of multiple instructions given. ☐
Continued and to be signed on reverse side